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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2002, providing for the issuance of
        Floating Rate Mortgage Pass-Through Certificates, Series 2002-1)


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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 DELAWARE                           333-77012             33-0885129
 -----------------------------      --------------       ----------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA 92868                                  10013
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: 714-564-0660


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                                       -2-


Item 5.           OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus in connection with the Registrant's issuance of a series of certificates, entitled Ameriquest Mortgage Securities Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2002, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Bankers Trust Company of California, N.A. as trustee. The Certificates designated as the Series 2002-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Deutsche Banc Alex. Brown (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.




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                                       -3-


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         EXHIBIT NO.            DESCRIPTION
         -----------            -----------

              99.1 Computational Materials (as defined in Item 5) that have been provided by Deutsche Banc Alex. Brown to certain prospective purchasers of Ameriquest Mortgage Securities Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2002-1.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2002

                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By: /s/ John P. Grazer
                                                ------------------------------
                                            Name:   John P. Grazer
                                            Title:  Chief Financial Officer






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                                Index to Exhibits




                                                                    Sequentially
    Exhibit No.             Description                            Numbered Page
    -----------             ------------                           -------------
        99.5          Computational Materials (as defined                P
                      in Item 5) that have been provided by Banc of America Securities LLC to certain prospective purchasers of Ameriquest Mortgage Securities
                      Inc. Floating Rate Mortgage Pass-Through
                      Certificates, Series 2001-3.









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                            EXHIBIT 99.5


                          [FILED BY PAPER]